SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                            POCAHONTAS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23969                  71-0806097
-----------------------------     ----------------------     -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
        of incorporation)                                    Identification No.)



    1700 E. HIGHLAND, JONESBORO, AR                              72401
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.     Financial Statements and Exhibits.

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Exhibits.

                  Exhibit No.          Description
                  -----------          -----------

                        99             Press release dated April 23, 2003

Item 9.     Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 23, 2003, Pocahontas Bancorp, Inc. (the "Company") announced its earnings for the three and six months ended March 31, 2003. A copy of the press release dated April 23, 2003, describing earnings for these periods is attached as Exhibit 99 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              POCAHONTAS  BANCORP, INC.


DATE:  April 24, 2003                 By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer

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                                   EXHIBIT 99

                    PRESS RELEASE OF POCAHONTAS BANCORP, INC.